Exhibit 99.2

NEWS RELEASE

Granite Construction Incorporated Prices $325 Million Convertible Senior Notes Offering

WATSONVILLE, Calif., – May 9, 2023 – Granite Construction Incorporated (NYSE: GVA) (“Granite”) today announced the pricing of its previously announced offering of $325 million aggregate principal amount of 3.75% Convertible Senior Notes due 2028 (the “Convertible Notes”). In connection with the offering of the Convertible Notes, Granite granted the initial purchasers of the Convertible Notes the right to purchase up to an additional $48.75 million aggregate principal amount of Convertible Notes. The sale of the Convertible Notes is expected to close on May 11, 2023, subject to customary closing conditions.

The Convertible Notes will bear interest at a rate of 3.75% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2023. The Convertible Notes will mature on May 15, 2028, unless earlier converted, redeemed or repurchased in accordance with their terms. The Convertible Notes will have an initial conversion rate of 21.6807 shares of Granite’s common stock per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $46.12 per share of Granite’s common stock). The initial conversion price represents a premium of approximately 30.0% to the $35.48 per share closing price of Granite’s common stock on The New York Stock Exchange on May 8, 2023. Prior to the close of business on the business day immediately preceding November 15, 2027, the Convertible Notes will be convertible at the option of the holders only upon the occurrence of certain events and during certain periods. Thereafter, the Convertible Notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding their maturity date. Upon conversion, Granite will pay or deliver, as the case may be, cash, shares of Granite’s common stock, or a combination of cash and shares of Granite’s common stock, at Granite’s election.

Granite will not be permitted to redeem the Convertible Notes prior to May 20, 2026. On or after May 20, 2026, Granite may redeem for cash all or any portion of the Convertible Notes, at its option, if the last reported sale price of Granite’s common stock has been at least 130% of the conversion price then in effect for a specified period of time. The redemption price will equal 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. Holders of the Convertible Notes will be able to require Granite to repurchase their Convertible Notes following certain corporate transactions at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Following certain corporate transactions or if Granite issues a notice of redemption, Granite will, in certain circumstances, increase the conversion rate for a holder that elects to convert its Convertible Notes in connection with such corporate transaction or notice of redemption.

Granite estimates that the net proceeds from the offering will be approximately $316.0 million (or approximately $363.6 million if the initial purchasers exercise their option to purchase additional Convertible Notes in full), after deducting the initial purchasers’ discount and estimated offering expenses payable by Granite. Granite intends to use approximately $46.1 million of the net proceeds from the Convertible Notes offering to pay the cost of entering into capped call transactions in connection with the Convertible Notes. In addition, Granite intends to pay approximately $198.8 million of the net proceeds from the Convertible Notes offering, and issue approximately 1.39 million shares of Granite common stock, in exchange for approximately $198.7 million in aggregate principal amount of its 2.75% convertible senior notes due 2024 (the “2024 notes”) in separate and individually negotiated transactions entered into concurrently with the pricing of the offering (the “2024 notes exchanges”). If the initial purchasers exercise their option to purchase additional Convertible Notes, Granite intends to use a portion of the additional net proceeds to pay the cost of entering into additional capped call transactions. Granite also intends to use approximately $13.2 million of the net proceeds from the Convertible Notes offering to pay the cost of terminating the portion of its existing warrants transactions (as defined below) that correspond to the 2024 notes exchanged. Granite intends to use the remainder of the net proceeds from the offering to repay amounts outstanding under its revolving credit facility and for general corporate purposes.

In connection with the exchange transactions described above, Granite expects that exchanging holders of the 2024 notes may enter into or unwind various derivatives with respect to Granite’s common stock (including entering into derivatives with one or more of the initial purchasers in the Convertible Notes offering or their respective affiliates) and/or purchase or sell shares of Granite’s common stock concurrently with or shortly after the pricing of the Convertible Notes offering. This activity could affect the market price of Granite’s common stock and the initial conversion price of the Convertible Notes. Granite cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Convertible Notes or its common stock.

In connection with the pricing of the Convertible Notes, Granite entered into privately negotiated capped call transactions with certain of the initial purchasers of the Convertible Notes or their respective affiliates and certain other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Convertible Notes, the number of shares of Granite’s common stock initially underlying the Convertible Notes. If the initial purchasers of the Convertible Notes exercise their option to purchase additional Convertible Notes, Granite expects to enter into additional capped call transactions with the option counterparties.

The cap price of the capped call transactions will initially be $79.83 per share, which represents a premium of 125% over the last reported sale price of Granite’s common stock of $35.48 per share on The New York Stock Exchange on May 8, 2023, and is subject to certain adjustments under the terms of the capped call transactions.

The capped call transactions are expected generally to reduce the potential dilution to Granite’s common stock upon any conversion of the Convertible Notes and/or offset any cash payments Granite is required to make in excess of the principal amount of converted Convertible Notes, as the case may be. If, however, the market price per share of Granite’s common stock, as measured under the terms of the capped call transactions, exceeds the cap price of the capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such cash payments, in each case, to the extent that such market price exceeds the cap price of the capped call transactions.

Granite has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Granite’s common stock and/or purchase shares of Granite’s common stock concurrently with or shortly after the pricing of the Convertible Notes. This activity could increase (or reduce the size of any decrease in) the market price of Granite’s common stock or the Convertible Notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Granite’s common stock and/or purchasing or selling shares of Granite’s common stock or other securities of Granite in secondary market transactions following the pricing of the Convertible Notes and prior to the maturity of the Convertible Notes (and are likely to do so during any observation period related to a conversion of the Convertible Notes or following any repurchase of the Convertible Notes by Granite in connection with any fundamental change or otherwise). This activity could also cause or hinder an increase or decrease in the market price of Granite’s common stock or the Convertible Notes, which could affect the holders’ ability to convert the Convertible Notes and, to the extent the activity occurs during any observation period related to a conversion of the Convertible Notes, it could affect the number of shares of Granite’s common stock and the value of the consideration that holders will receive upon conversion of the Convertible Notes.

In connection with the issuance of the 2024 notes, Granite entered into convertible note hedge transactions (the “existing convertible note hedge transactions”) with certain financial institutions (the “existing counterparties”), and Granite also entered into separate warrant transactions (the “existing warrant transactions”) with the existing counterparties. In connection with the 2024 notes exchanges, Granite entered into partial unwind agreements (the “Unwind Agreements”) with the existing counterparties, concurrently with the offering, to unwind a corresponding portion of the existing convertible note hedge transactions and the existing warrant transactions (collectively, the “Unwind Transactions”). In connection with the Unwind Transactions and pursuant to the Unwind Agreements, Granite will receive 1.39 million shares of Granite’s common stock (and cash in lieu of any fractional shares) in respect of the unwind of the portion of the existing convertible note hedge transactions that correspond to the 2024 notes exchanges and make payments of $13.2 million in cash in respect of the unwind of the portion of the existing warrant transactions that correspond to the 2024 notes exchanges.

In connection with the Unwind Transactions, the existing counterparties and/or their respective affiliates may enter into or unwind various derivative transactions with respect to Granite’s common stock and/or purchase or sell shares of Granite’s common stock or other securities of Granite in secondary market transactions concurrently with or shortly after the pricing of the Convertible Notes. This activity may affect the price of Granite’s common stock and, in turn, impact the initial conversion price of the Convertible Notes.

The Convertible Notes will be offered through a private placement. The Convertible Notes and the shares of Granite’s common stock issuable upon conversion of the Convertible Notes, if any, have not been and will not be registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws. As a result, neither the Convertible Notes nor any common stock issuable upon conversion of the Convertible Notes may be offered or sold in the United States except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Convertible Notes will be offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act. This news release is neither an offer to sell nor a solicitation of an offer to buy the Convertible Notes or any common stock issuable upon conversion of the Convertible Notes, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-looking Statements

Any statements contained in this news release that are not based on historical facts, including statements about the offering, the expected closing of the offering, the intended use of proceeds, and the potential impact of the capped call transactions, the 2024 notes exchanges and the Unwind Transactions on dilution to Granite’s stockholders or the market price of Granite’s common stock or the Convertible Notes, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “expects,” “estimates,” “intends,” “plans,” “potential,” “may,” “will,” “could,” “would” and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are predictions reflecting the best judgment of senior management and reflect our current expectations regarding the offering, the expected closing of the offering, the intended use of proceeds, and the potential impact of the capped call transactions, the 2024 notes exchanges and the Unwind Transactions on dilution to Granite’s stockholders or the market price of Granite’s common stock or the Convertible Notes. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or predictions that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, the risks related to whether Granite will consummate the offering of the Convertible Notes on the expected terms or at all, the anticipated terms of, and the effects of entering into, the capped call transactions, the 2024 notes exchanges and the Unwind Transactions, market and general conditions, and those described in greater detail in our filings with the Securities and Exchange Commission, particularly those described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this news release and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

Contacts:

Investors

Wenjun Xu, 831-761-7861

Or

Media

Erin Kuhlman, 831-768-4111

Source: Granite Construction Incorporated

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